Exhibit 32.2

SECTION 906 CERTIFICATION OF MONICA A. SCHREIBER


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Monica A. Schreiber, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Capitol First Corporation on Form 10-KSB for the year ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Capitol First Corporation.

December 29, 2004

                                       By: /s/ MONICA A. SCHREIBER
                                           -------------------------------------
                                           Name:  Monica A. Schreiber
                                           Title: Chief Financial Officer